EMPOWER ANNUITY INSURANCE COMPANY

EAIC VARIABLE CONTRACT ACCOUNT A

Supplement to Prospectuses dated May 1, 2023:

Empower Retirement Security Annuity

Empower Retirement Security Annuity III

Empower Retirement Security Annuity IV

Empower Retirement Security Annuity VI

Empower Retirement Security Annuity VII

Supplement to Prospectuses dated December 15, 2023:

Empower Retirement Security Annuity VIII

Empower Retirement Security Annuity IX

Supplement to Statements of Additional Information dated May 1, 2023:

Empower Retirement Security Annuity IV

Empower Retirement Security Annuity VI

Supplement to Statements of Additional Information dated December 15, 2023:

Empower Retirement Security Annuity and Empower Retirement Security Annuity VIII

Empower Retirement Security Annuity III, Empower Retirement Security Annuity VII,

and Empower Retirement Security Annuity IX

Supplement Dated March 14, 2024

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) will replace Prudential Investment Management Services LLC (“PIMS”) as the distributor and principal underwriter of the securities offered. EFSI was organized in 1984 under Delaware law. It is registered as a broker and dealer under the Securities Exchange Act of 1934, and it is a member of the Financial Industry Regulatory Authority (“FINRA”). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-15-All ERSAs